Revenue and other operating income	12 Months Ended
Dec. 31, 2024
Analysis of income and expense [abstract]
Revenue and other operating income	Revenue and other operating income

(in thousands of USD)	2024
	Marine							H2 Infra	H2 Industry	Less: Eliminations	Total
	Euronav	Bocimar	Delphis	Bochem	Windcat	Port vessels	Total

Pool Revenue	186,363	—	—	18,864	—	—	205,227	—	—	—	205,227
Spot Voyages	378,792	98,428	—	—	237	(28)	477,429	—	—	(3)	477,426
Revenue from contracts with customers	565,155	98,428	—	18,864	237	(28)	682,656	—	—	(3)	682,653
Time Charters	177,187	—	26,513	13,336	39,431	1,526	257,993	—	—	(400)	257,593
Lease income	177,187	—	26,513	13,336	39,431	1,526	257,993	—	—	(400)	257,593
Total revenue	742,342	98,428	26,513	32,200	39,668	1,498	940,649	—	—	(403)	940,246

Other operating income	49,510	—	—	—	17	1,615	51,142	389	11,424	(12,295)	50,660

(in thousands of USD)	2023			2022
	Marine	Less: Eliminations	Total	Marine	Less: Eliminations	Total
	Euronav			Euronav

Pool Revenue	639,778	—	639,778	359,920	—	359,920
Spot Voyages	434,436	—	434,436	377,360	—	377,360
Revenue from contracts with customers	1,074,214	—	1,074,214	737,280	—	737,280
Time Charters	160,913	—	160,913	117,389	—	117,389
Lease income	160,913	—	160,913	117,389	—	117,389
Total revenue	1,235,127	—	1,235,127	854,669	—	854,669

Other operating income	23,316	—	23,316	15,141	—	15,141

For the accounting treatment of revenue, we refer to the accounting policies (see Note 1.15) - Revenue.
The decrease in revenue is primarily driven by a reduction in pool revenue, mainly due to a lower number of vessels operating in the pool in 2024 compared to 2023. This decrease is partially offset by an increase in spot revenue, largely attributed to the acquisition of the CMB.TECH Enterprises fleet and the delivery of newbuild dry bulk vessels in 2024, which are operating in the spot market. The increase in time charter revenue is primarily due to a higher number of vessels engaged in long-term time charters in 2024 compared to 2023, mainly following the acquisition of CMB.TECH Enterprises in February 2024.

Other operating income includes revenues related to the daily standard business operation of the fleet and that are not directly attributable to an individual voyage. The increase in other operating income is mainly due to the sale of Euronav Ship Management Hellas ($19.4 million), received liquidated damages resulting from the sale of the N-class vessels (Noble, Nectar and Newton - $4.4 million), various services rendered ($4.7 million) and to claim settlements ($5.5 million).

In accordance with IFRS16 - Leases, CMB.TECH is required to identify the lease and non-lease components of revenue and account for each component in accordance with the applicable accounting standard. In time charter-out revenue, it is determined that the lease component is the vessel and the non-lease component is the technical management services provided to operate the vessel. The following table summarizes the lease and non-lease components of the revenue from time charter-out during the years ended December 31, 2024, 2023 and 2022.

(in thousands of USD)	2024	2023	2022
Lease component of revenue from time charter-out	188,404	122,818	91,299
Non-lease component of revenue from time charter-out	69,189	38,095	26,090
Total lease income	257,593	160,913	117,389